Other Non-Current Assets	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Other non-current assets
24	OTHER NON-CURRENT ASSETS

	As of	As of
	December 31, 2021	December 31, 2020
	Million	Million
Contract assets (note 26)	2,099	1,560
Contract costs (Note)	17,840	14,487
Certificates of deposits	10,010	15,000
Long-term prepaid expenses	4,466	4,445
Others	2,783	853

	37,198	36,345

Note:
Contract costs capitalized mainly related to the relevant costs incurred for the customers accessing to the Group’s telecommunications network (such as wireline broadband access). As of December 31, 2021, capitalized contract costs that are expected to be amortized exceeding one year amounted to RMB5,178 million (as of December 31, 2020: RMB3,763 million). For the year ended December 31, 2021, the amortization of capitalized contract costs amounted to RMB23,837 million (2020: RMB20,034 million).